UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-05276_

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2020

Date of reporting period: June 30, 2020

Item I.     Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/20 is included with this Form.

■  Value Line Strategic Asset Management Trust,
    a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

Stephen E. Grant,
Portfolio Manager
Liane Rosenberg,
Portfolio Manager
Jeffrey D. Geffen,
Portfolio Manager
Objective:
High total investment return consistent with reasonable risk
Inception Date:
October 1, 1987
Net Assets at
June 30, 2020:
$242,990,741
Portfolio
Composition at
June 30, 2020:
(Percentage of Total Net Assets)
An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
On behalf of all of us here at Value Line Funds, I hope this semi-annual report finds you and your families safe and well during these most challenging times.
Know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this semi-annual report for Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Fund, for the six months ended June 30, 2020.
During the six months ended June 30, 2020, the Fund posted absolute gains that significantly outperformed the return of its blended benchmark index on a relative basis. Further, the Fund outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended June 30, 2020 (US Insurance allocation — 70% to 85% equity category), as measured by Morningstar.1 Indeed, as measured by Morningstar, the Fund placed in the top 4% of its peer category for each of these time periods.2
On the following pages, the Fund’s portfolio managers discuss the management of the Fund during the semi-annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a Schedule of Investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2020, especially given the newsworthy events of the semi-annual period.
Economic Review
Overall, the moderate pace of economic growth that marked the beginning of 2020 was rather quickly and severely interrupted by the devastation wrought by the spread of COVID-19. Businesses and other workplaces were shut down in mid-March. The U.S. unemployment rate leapt from 3.5% at the end of 2019 to 14.7% in April 2020. Airplane travel and other forms of mass transportation came to a halt. The concurrent health and economic crises were seen worldwide, as most other countries were similarly hit by the virus, which had originated in China.
The lockdown remained in place for most of the semi-annual period, causing both the U.S. and global economies to go into a recession. U.S. Gross Domestic Product (GDP) growth, which registered 2.1% in the final quarter of 2019 dropped to an annualized growth rate of -5.0% in the first quarter of 2020. In large part because of the dramatic rise in unemployment, retail sales dropped precipitously. In January 2020, retail sales registered a growth rate of 0.8%. From February to May 2020, when the lockdown was most pronounced, retail sales fell to an annualized rate of -5.6%, an average decline of -1.4% per month. U.S. job growth also plummeted. For the first two months of 2020, U.S. job growth averaged 232,000 per month. But in April 2020 alone, the U.S. economy lost more than 20.5 million jobs. Manufacturing significantly weakened as well, with the Institute for Supply Management (ISM) Manufacturing Survey declining from a peak reading of more than 50 early in 2020 to a low of 41 in April, well below the level widely considered to be a sign of contraction in the manufacturing sector. The service sector, the largest sector of the U.S. economy, was impacted even more, shrinking for the first time in a decade. The ISM stated its service sector index fell to 41.8 in April 2020 from a reading of 52.5 just one month earlier.
With the situation dire, worry around potential corporate bankruptcies and mortgage defaults and fears of an economic depression taking hold drove monetary and fiscal authorities to spring into action. The U.S. Federal Reserve (the Fed) cut short-term interest rates from 1.5% to near zero, committed to buy an unlimited amount of U.S. Treasury and

Value Line Strategic Asset Management Trust

■  Value Line Strategic Asset Management Trust,
    a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

agency mortgage-backed securities, increased the scope of its asset purchase program to include investment grade and high yield corporate bonds, and started numerous credit facilities to help buoy the municipal bond market. Many other developed market central banks also added accommodation, while several emerging market central banks embarked on quantitative easing for the first time. On the fiscal front, the U.S. government enacted a more than $2 trillion relief bill, unleashing a massive stimulus plan to stem economic damage that included stimulus checks to many Americans, billions of dollars to the Small Business Administration to sustain businesses and increases to the amount Americans could obtain from unemployment insurance.
These monetary and fiscal measures successfully stemmed further significant declines in the capital markets and gave lifelines to the U.S. economy. Further buoying the U.S. economy were the number of workers able to work remotely from home. The infection, hospitalization and mortality rates began to subside as a result of protocols undertaken, particularly in the U.S.’ northeast, which had seen the worst of the pandemic. Additionally, in parts of the world, particularly in China and other countries in Asia, the virus subsided to the point that their economies largely reopened. As a result, the U.S. economy also began to gradually reopen — in phases. By June 2020, U.S. economic indicators had improved. The U.S. unemployment rate declined from 14.7% to 11.1%. Jobs increased by 2.5 million in May and 2.4 million in June, making some, albeit modest, headway toward recovering the more than 20 million lost in April. The manufacturing and service sectors showed sharper improvement, with the ISM Manufacturing Survey rising from 41 to 52.6, and the ISM’s service sector index increasing from 41.8 to 57.5 from April to May. With many pharmaceutical and biotechnology companies pouring money and effort into finding a COVID-19 vaccine, investors became increasingly optimistic that an economic recovery may be in sight.
However, by the end of the semi-annual period, in June 2020, the outcome of the pandemic-driven health and economic crises had become more clouded. There was a renewed spike in COVID-19 cases, especially in states in the South and Southwest. Those states, including Florida, California, Texas and Arizona, which were among the first in the U.S. to reopen, began to once again lock down certain establishments, such as restaurants and bars. Many economists were forecasting a U.S. GDP drop of approximately 30%, on an annualized basis, for the second quarter of 2020. Once again, the course of COVID-19 and prospects for the economy took on a magnitude of uncertainty rarely seen.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned -3.08% during the six months ended June 30, 2020, though this masks the heightened volatility. After registering its worst first quarter return on record, the S&P 500® Index soared in the second quarter of 2020 to record its best quarter since the fourth quarter of 1998.
The U.S. equity market began 2020 on a favorable note, with a stretch of positive returns that lasted into the second half of February. At that point, however, the spread of COVID-19 from China to the rest of the world made it clear the impact of the virus would be much more widespread than first thought. As containment efforts led to a gradual shutdown of the global economy, investors began to factor severe weakness in both growth and corporate earnings in the second and third quarters. The resulting sell-off gained steam throughout March, as investors rushed to exit higher risk assets and rotate into perceived safe havens, such as U.S. Treasuries. The downturn hit its low on March 23, at which point the major U.S. equity indices had given up all the gains of the past three calendar years. Exacerbating matters was the price of oil plunging to its lowest level since 2002, as the world’s largest oil producers failed to agree on whether to reduce output as demand collapsed. Equities subsequently recovered in the final days of the first quarter, thanks in part to the combination of extraordinary fiscal and monetary stimulus, described above. Although these initiatives helped stocks finish off their prior lows, markets remained volatile into quarter end, and U.S. equities finished the first quarter with their weakest calendar quarter since 2008.
While volatility remained high, the U.S. equity market soared back in the second quarter on a strong rebound in investor sentiment. On the heels of unprecedented monetary and fiscal stimulus, the prospect of a gradual reopening of U.S. businesses fueled optimism. Still, the majority of the rally occurred in April and May 2020, as renewed concerns about COVID-19 led to a relatively narrow gain in June.
As was the case since 2017, growth stocks significantly outperformed value stocks across the capitalization spectrum of the U.S. equity market for the semi-annual period ended June 30, 2020. Within the U.S. equity markets, large-cap stocks performed best, followed at some distance by mid-cap stocks and then by small-cap stocks. (All as measured by the FTSE Russell indices.3)
In the S&P 500® Index, nine of the 11 sectors generated negative absolute total returns during the semi-annual period. Information technology and consumer discretionary were the only two sectors to post a positive total return, boosted by

Value Line Strategic Asset Management Trust

■  Value Line Strategic Asset Management Trust,
    a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

improved investor sentiment around the Fed’s record levels of stimulus to mitigate the economic effects of the COVID-19 pandemic, hopes of an easing of lockdown measures and promising developments on a potential COVID-19 vaccine. Energy and financials were the weakest performing sectors in the S&P 500® Index during the semi-annual period, the former on plunging oil and gas prices amid diminished demand and global oversupply and the latter as the series of emerging interest rates cuts by the Fed helped stabilize the financial system but also hurt banks’ net interest margins.
All told, the U.S. equity markets outperformed the international equity markets during the semi-annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, posted semi-annual returns of -11.34% and -9.78%, respectively. International equity markets followed a similar path as U.S. equities, ending the first quarter of 2020 sharply lower and then rebounding in the second quarter. Also as in the U.S., most international governments and global central banks took extraordinary measures to limit financial market stress. The U.K. officially departed the European Union on January 31, but negotiations on its future trading relationship with the European Union were put on hold due to the pandemic. In Asia, China’s economy began to recover in the second quarter despite a record decline in its GDP. However, tensions between the U.S. and China re-escalated.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index4, posted a return of 6.14% during the semi-annual period, significantly outperforming the broad U.S. equity market. Bond prices rose and yields fell across the yield curve, or spectrum of maturities, during the semi-annual period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
The yield on the three-month U.S. Treasury bill fell approximately 139 basis points, the yield on the two-year U.S. Treasury note decreased approximately 142 basis points, and the yield on the five-year U.S. Treasury note fell approximately 140 basis points. The yield on the bellwether 10-year U.S. Treasury note decreased approximately 126 basis points, and the yield on the 30-year U.S. Treasury bond fell approximately 98 basis points during the semi-annual period. The Fed’s extraordinary measures to cushion the economic pain helped push yields lower across the spectrum of maturities. In addition, rates in most other developed markets remained near record lows — even dipping into negative territory in some, such as the U.K., which also indirectly helped keep U.S. yields lower. As yields on shorter-term maturities fell slightly more than those on longer-term maturities, the yield curve modestly steepened5, with the closely-watched spread, or yield differential, between two-year and 10-year maturities widening during the semi-annual period.
U.S. Treasuries, especially long-dated U.S. Treasuries, posted the strongest total returns during the semi-annual period, as the devastating fallout from the pandemic sparked fears of a global recession and led investors to seek shelter in high quality, lower-risk assets. Treasury inflation protected securities lagged nominal, or non-inflation-lined, U.S. Treasuries, but still generated gains in line with the Bloomberg Barclays US Aggregate Index overall. Conversely, spread, or non-government bond, sectors, saw weaker performance. The “risk off”6 environment within the taxable fixed income market translated to negative returns for high yield corporate bonds and for sovereign emerging markets debt. Investment grade corporate bonds delivered negative returns in the first quarter of 2020 amid expectations that declining economic activity and supply-chain disruptions would cause fundamentals to deteriorate. But investment grade corporate bonds rebounded sharply in the second quarter to post solid positive returns for the semi-annual period overall given both the unprecedented speed and magnitude of stimulus measures enacted by global governments and central banks and as countries began to gradually emerge from lockdowns. Securitized sectors, including commercial mortgage-backed securities, mortgage-backed securities and asset-backed securities, generated positive returns for the semi-annual period, in part supported by the Fed’s expanded asset purchase program, but still lagged U.S. Treasuries and the broad Bloomberg Barclays US Aggregate Bond Index for the semi-annual period.
* * *
Of course, moving forward, we continue to monitor the latest updates related to COVID-19. Please be assured that we have well-established, comprehensive business continuity plans in place to manage your mutual funds through this situation. Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.

Value Line Strategic Asset Management Trust

■  Value Line Strategic Asset Management Trust,
    a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

To stay current with timely commentary and investment insights and/or if you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting your sponsoring insurance company or online at www.vlfunds.com/literature/order-literature. By phone: 1-800-243-2729.
The Value Line Funds are distributed by EULAV Securities LLC.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

Ranked by Morningstar in the top 4% for the one-year (129 funds) period ended June 30, 2020 and in the top 1% for the three-year (113 funds), five-year (101 funds) and 10-year (76 funds) periods ended June 30, 2020. All in the Morningstar US Insurance allocation 70% to 85% equity category.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

4
The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

5
A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields. A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows.

6
“Risk on,” or its opposite “risk off,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

Value Line Strategic Asset Management Trust

■  Value Line Strategic Asset Management Trust,
    a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Value Line Strategic Asset Management Trust

■  Value Line Strategic Asset Management Trust,
    a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

PORTFOLIO MANAGEMENT COMMENTARY (Unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to achieve a high total investment return, consistent with reasonable risk.
Manager Discussion of Fund Performance
Below, Value Line Strategic Asset Management Trust portfolio managers Stephen E. Grant, Jeffrey D. Geffen and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended June 30, 2020.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 2.38% during the six months ended June 30, 2020. This compares to the 0.61% return of the Fund’s blended benchmark, composed 60% of the S&P 500® Index and 40% of the Bloomberg Barclays US Aggregate Bond Index (the Bloomberg Barclays Index), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund significantly outperformed its blended benchmark during the six-month reporting period. The equity portion of the Fund substantially outperformed the -3.08% return of the S&P 500® Index, while the fixed income portion of the Fund posted positive absolute returns but underperformed the 6.14% return of the Bloomberg Barclays Index on a relative basis during the semi-annual period. Further, during the semi-annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the equity portion of the Fund, which emphasizes growth over value. However, as large-cap stocks fared substantially better than mid-cap and small-cap stocks, the equity portion of the Fund’s performance was muted somewhat by the average market capitalization of its holdings being less than that of the S&P 500® Index.
Asset allocation detracted from relative results. The Fund was overweighted in stocks and underweighted in fixed income during a semi-annual period when the negative absolute return of the S&P 500® Index lagged the solid single-digit positive absolute return of the Bloomberg Barclays Index.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund benefited from both effective stock selection and sector allocation decisions overall. The equity portion of the Fund benefited most from having underweights in the two weakest sectors in the S&P 500® Index during the semi-annual period — energy and financials, and indeed having no holdings at all in the energy sector. Effective stock selection in the health care and real estate sectors further boosted the equity portion of the Fund’s relative results.
Only partially offsetting these positive contributors was the detracting effect of weak stock selection in the information technology sector, attributable primarily to not holding positions in the sector’s largest contributors, namely Microsoft and Apple, each of which posted a robust double-digit gain during the semi-annual period. Weak stock selection in the consumer discretionary sector also dampened the equity portion of the Fund’s relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s results were veterinary testing applications-focused medical equipment provider IDEXX Laboratories, pest control services provider Rollins and medical equipment manufacturer Danaher. Shares of each of these companies enjoyed solid double-digit gains during the semi-annual period in each case based on reports of stronger than expected operating performance. These companies were also perceived by investors as being well positioned to ride through the pandemic-driven disruptions to the economy and the capital markets.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the equity portion of the Fund was hurt most by not owning the three biggest components of the S&P 500® Index as measured by market capitalization — information technology giants Apple and Microsoft and consumer discretionary’s e-commerce behemoth Amazon.com. Each of these companies posted a robust double-digit gain during the semi-annual period. However, currently, the equity portion of the Fund’s strategy does not typically invest in giant, mega-cap companies.

Value Line Strategic Asset Management Trust

■  Value Line Strategic Asset Management Trust,
    a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

Did the equity portion of the Fund make any significant purchases or sales?
During the semi-annual period, we initiated three new positions in the equity portion of the Fund — S&P Global, which provides its clients with financial information services; NextEra Energy, a utilities provider; and TransDigm Group, which manufactures aircraft components. In our view, each of these companies has shown consistently strong long-term growth in both earnings and stock price.
Among those positions eliminated from the equity portion of the Fund during the semi-annual period were health care products and services distributor Henry Schein, rail operator Canadian National Railway and electrical equipment manufacturer Amphenol. Each of these companies appeared to us to no longer be on the consistent long-term growth track we seek.
Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?
During the six-month period ended June 30, 2020, the equity portion of the Fund shifted from an overweight to an underweight allocation to consumer discretionary relative to the S&P 500® Index. We also re-established a modest position in the utilities sector. There were no other notable changes in the equity portion of the Fund’s weightings during the semi-annual period.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of June 2020?
As of June 30, 2020, the equity portion of the Fund was overweighted relative to the S&P 500® Index in the industrials, health care, materials and real estate sectors. The equity portion of the Fund was underweighted relative to the S&P 500® Index in the financials, information technology, consumer staples, consumer discretionary and utilities sectors on the same date. The equity portion of the Fund had no allocation at all to the energy and communication services sectors on June 30, 2020.
What was the duration strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund had a rather neutral effect on its performance, as the fixed income portion of the Fund generally held a duration stance neutral to that of the Bloomberg Barclays Index during the semi-annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Which fixed income market segments most significantly affected Fund performance?
Similar to the “risk off”* trends seen in the U.S. equity market, the fixed income portion of the Fund was hurt most during the semi-annual period by its significantly overweighted allocations relative to the Bloomberg Barclays Index in investment grade corporate bonds and commercial mortgage-backed securities and its corresponding underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. Having exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index, also detracted. Security selection within the investment grade corporate bond sector further dampened the Fund’s relative results.
Conversely, individual issue selection among U.S. Treasuries helped the fixed income portion of the Fund’s performance most, as it held proportionately more longer-duration bonds than the Bloomberg Barclays Index, and long-dated U.S. Treasuries had the best performance in the Bloomberg Barclays Index during the semi-annual period. Select long-dated investment grade corporate bonds also helped. Additionally, a modest overweight to and issue selection among taxable municipal bonds contributed positively, as the Fund’s holdings were of longer maturity and higher quality than those in the Bloomberg Barclays Index, segments favored by investors during the semi-annual period.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?
As it became clear how far-reaching the negative effects of COVID-19 would be on economic growth, we significantly reduced the fixed income portion of the Fund’s overweight to investment grade corporate bonds relative to the Bloomberg Barclays Index. Within the sector, we reduced positions in the energy and leisure industries, which we believed were most at risk from the fallout from the slowing economy. We added positions in the technology industry that we viewed as somewhat insulated from the pandemic-dominating environment. We reduced exposure to high yield corporate bonds, maintaining only a modest position by the end of the semi-annual period.

Value Line Strategic Asset Management Trust

■  Value Line Strategic Asset Management Trust,
    a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of June 2020?
At the end of June 2020, the fixed income portion of the Fund remained overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. The fixed income portion of the Fund’s exposure to the securitized sector overall was close to that of the Bloomberg Barclays Index, but within the sector, the fixed income portion of the Fund was underweight highly-rated mortgage-backed securities and was overweight more “risk-on” commercial mortgage-backed securities. The fixed income portion of the Fund also remained overweight high quality asset-backed securities. The fixed income portion of the Fund maintained only a residual exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index.
How did the Fund’s overall asset allocation shift from beginning to end of the reporting period?
In allocating assets, we are guided by Value Line’s proprietary asset allocation model. At December 31, 2019, the Fund had weightings of approximately 75% in stocks, 24% in fixed income and 1% in cash equivalents. Allocations shifted modestly during the semi-annual period, reducing exposure to equities and correspondingly increasing exposure to cash, such that the Fund ended June 2020 with weightings of approximately 72% in stocks, 23% in fixed income and 5% in cash equivalents. At the end of the semi-annual period, Value Line’s asset allocation model remained positive on stocks, based on proprietary financial and economic variables.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, in the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the equity portion of the Fund’s investments are likely to provide superior returns to our shareholders over the long term. As for the fixed income portion of the Fund, we believed the biggest unknown for the months ahead was the trajectory of the pandemic both in the U.S. and globally, and thus the view ahead for economic growth, unemployment levels, monetary policy and more remained quite cloudy. In turn, we intend to focus on higher quality investments for the near term and to diligently monitor COVID-19-driven trends, standing ready to add back more “risk-on” securities should the economy regain some strength.
At the end of the semi-annual period, our asset allocation model remained positive on the stock market. However, we continue to monitor market conditions for any factors that might drive a shift in the Fund’s balance between equities and fixed income going forward.
*
“Risk on,” or its opposite “risk off,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

Value Line Strategic Asset Management Trust

■  Value Line Strategic Asset Management Trust,
    a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

Top Ten Holdings As of 6/30/2020 (Unaudited)*
Issue	Shares	Value	Percentage of Net Assets
Roper Technologies, Inc.	22,800	$8,852,328	3.6%
SBA Communications Corp. REIT	28,500	8,490,720	3.5%
Waste Connections, Inc.	85,250	7,995,598	3.3%
Mettler-Toledo International, Inc.	9,700	7,813,835	3.2%
Danaher Corp.	43,200	7,639,056	3.1%
Teledyne Technologies, Inc.	23,700	7,369,515	3.0%
Thermo Fisher Scientific, Inc.	20,000	7,246,800	3.0%
AutoZone, Inc.	6,400	7,219,968	3.0%
Salesforce.com, Inc.	35,600	6,668,948	2.7%
Ecolab, Inc.	33,400	6,644,930	2.7%
Equity Sector Weightings vs. Index As of 6/30/2020 (Unaudited)*
Percentage of equity securities only
*
Excludes short-term investments.

Average Annual Total Returns (For periods ended 6/30/2020) (Unaudited)
	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 10/1/1987
Value Line Strategic Asset Management Trust	2.38%	6.92%	11.51%	9.94%	11.62%	9.85%
60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index	0.61%	8.00%	8.57%	8.16%	9.92%	8.28%
S&P 500® Index	(3.08%)	7.51%	10.73%	10.73%	13.99%	9.49%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (888)-Guardian (482-7342) or visit www.guardianOnLine.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Value Line Strategic Asset Management Trust

■  Value Line Strategic Asset Management Trust,
    a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of $1,000 invested on January 1, 2020 and held for six months ended June 30, 2020.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,023.80	$4.38	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.54	$4.37	0.87%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust
 Schedule of Investments
June 30, 2020 (Unaudited)
Shares		Value
Common Stocks — 72.1%
Consumer Discretionary — 6.4%
Retail — 6.4%
6,400	AutoZone, Inc.*	$7,219,968
12,000	Domino’s Pizza, Inc.	4,433,280
75,600	TJX Companies, Inc. (The)	3,822,336
		15,475,584
Consumer Staples — 4.1%
Household Products — 2.1%
67,000	Church & Dwight Co., Inc.	5,179,100
Retail — 2.0%
16,000	Costco Wholesale Corp.	4,851,360
		10,030,460
Financials — 1.8%
Commercial Services — 1.1%
8,000	S&P Global, Inc.	2,635,840
Insurance — 0.7%
60,500	Arch Capital Group, Ltd.*	1,733,325
		4,369,165
Healthcare — 12.5%
Electronics — 3.2%
9,700	Mettler-Toledo International, Inc.*	7,813,835
Healthcare Products — 8.5%
43,200	Danaher Corp.	7,639,056
17,000	IDEXX Laboratories, Inc.*	5,612,720
20,000	Thermo Fisher Scientific, Inc.	7,246,800
		20,498,576
Healthcare Services — 0.8%
5,600	IQVIA Holdings, Inc.*	794,528
4,000	UnitedHealth Group, Inc.	1,179,800
		1,974,328
		30,286,739
Industrials — 24.5%
Aerospace & Defense — 8.0%
55,000	HEICO Corp.	5,480,750
10,100	Northrop Grumman Corp.	3,105,144
23,700	Teledyne Technologies, Inc.*	7,369,515
8,000	TransDigm Group, Inc.	3,536,400
		19,491,809
Commercial Services — 3.8%
48,369	IHS Markit, Ltd.	3,651,859
129,000	Rollins, Inc.(1)	5,468,310
		9,120,169
Electrical Equipment — 1.5%
40,575	AMETEK, Inc.	3,626,188
Shares		Value
Electronics — 3.6%
22,800	Roper Technologies, Inc.	$8,852,328
Environmental Control — 3.3%
85,250	Waste Connections, Inc.	7,995,598
Housewares — 1.8%
65,300	Toro Co. (The)	4,332,002
Machinery Diversified — 1.0%
15,500	IDEX Corp.	2,449,620
Transportation — 1.5%
22,000	Union Pacific Corp.	3,719,540
		59,587,254
Information Technology — 12.3%
Commercial Services — 0.3%
4,900	WEX, Inc.*	808,549
Computers — 2.0%
23,000	Accenture PLC Class A	4,938,560
Diversified Financials — 2.4%
20,000	MasterCard, Inc. Class A	5,914,000
Software — 7.6%
19,000	ANSYS, Inc.*	5,542,870
25,000	Cadence Design Systems, Inc.*	2,399,000
38,000	Fiserv, Inc.*	3,709,560
35,600	Salesforce.com, Inc.*	6,668,948
		18,320,378
		29,981,487
Materials — 3.4%
Chemicals — 2.7%
33,400	Ecolab, Inc.	6,644,930
Miscellaneous Manufacturers — 0.5%
9,500	AptarGroup, Inc.	1,063,810
Packaging & Containers — 0.2%
6,000	Ball Corp.	416,940
		8,125,680
Real Estate — 5.9%
REITS — 5.9%
23,000	American Tower Corp. REIT	5,946,420
28,500	SBA Communications Corp. REIT	8,490,720
		14,437,140
Utilities — 1.2%
Electric — 1.2%
12,000	NextEra Energy, Inc.	2,882,040
Total Common Stocks (Cost $50,964,511)		175,175,549

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
June 30, 2020 (Unaudited)
Principal Amount		Value
Asset-Backed Securities — 1.3%
$2,810	CarMax Auto Owner Trust, Series 2016-4, Class A3, 1.40%, 8/15/21	$2,811
250,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	259,414
27,417	Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A4, 1.87%, 2/15/22(2)	27,432
97,473	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	97,650
200,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(2)	200,133
160,562	GM Financial Automobile Leasing Trust, Series 2018-3, Class A3, 3.18%, 6/21/21	161,388
155,000	GM Financial Automobile Leasing Trust, Series 2018-3, Class A4, 3.30%, 7/20/22	156,910
350,000	GM Financial Automobile Leasing Trust, Series 2019-2, Class A4, 2.72%, 3/20/23	357,565
200,000	GMF Floorplan Owner Revolving Trust, Series 2017-2, Class A1, 2.13%, 7/15/22(2)	200,080
150,000	Honda Auto Receivables Owner Trust, Series 2019-2, Class A4, 2.54%, 3/21/25	157,237
250,000	Hyundai Auto Lease Securitization Trust, Series 2019-A, Class A4, 3.05%, 12/15/22(2)	256,265
121,180	Hyundai Auto Receivables Trust, Series 2019-A, Class A2, 2.67%, 12/15/21	121,835
211,793	Mercedes-Benz Auto Lease Trust, Series 2019-B, Class A2, 2.01%, 12/15/21	212,816
250,000	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A4, 2.11%, 5/15/23	252,053
115,000	Toyota Auto Receivables Owner Trust, Series 2018-D, Class A3, 3.18%, 3/15/23	117,967
200,000	Toyota Auto Receivables Owner Trust, Series 2018-A, Class A4, 2.52%, 5/15/23	205,295
300,000	Verizon Owner Trust, Series 2019-B, Class A1A, 2.33%, 12/20/23	307,900
Total Asset-Backed Securities (Cost $3,053,739)		3,094,751
Principal Amount		Value
Commercial Mortgage-Backed Securities — 3.4%
$250,000	BANK, Series 2017-BNK8, Class A4, 3.49%, 11/15/50	$280,935
436,656	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	452,075
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	102,575
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	107,027
218,741	FHLMC Multifamily Structured Pass-Through Certificates, Series K726, Class A2, 2.91%, 4/25/24	233,503
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(3)	271,093
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K731, Class A2, 3.60%, 2/25/25(3)	220,739
550,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K733, Class A2, 3.75%, 8/25/25	620,183
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	273,246
174,618	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A1, 2.34%, 7/25/26	183,993
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A2, 2.65%, 8/25/26	219,009
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	286,699
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	285,579
222,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	253,855

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
June 30, 2020 (Unaudited)
Principal Amount		Value
Commercial Mortgage-Backed Securities — 3.4% (Continued)
$160,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K069, Class A2, 3.19%, 9/25/27(3)	$182,984
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2, 3.29%, 11/25/27	288,200
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K089, Class A2, 3.56%, 1/25/29	296,274
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.62%, 11/25/45(2)(3)	259,433
100,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.86%, 9/25/46(2)(3)	105,584
300,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.75%, 11/25/47(2)(3)	306,342
225,000	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.86%, 2/25/48(2)(3)	241,473
200,000	GNMA, Series 2013-12, Class B, 2.10%, 11/16/52(3)	204,684
75,867	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	77,092
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4, 3.18%, 8/15/45	255,520
163,672	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	168,121
195,103	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3, 3.21%, 10/15/48	205,107
150,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5, 3.53%, 10/15/48	163,928
200,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A4, 3.42%, 6/15/52	225,288
250,000	Morgan Stanley Capital I Trust, Series 2019-L3, Class ASB, 3.07%, 11/15/52	272,649
250,000	Morgan Stanley Capital I Trust, Series 2019-L3, Class A4, 3.13%, 11/15/52	278,767
Principal Amount		Value
$128,039	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	$128,982
100,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	111,790
143,108	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	149,713
298,097	Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A3, 3.41%, 9/15/58	324,369
196,297	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	199,874
Total Commercial Mortgage-Backed Securities (Cost $7,850,952)		8,236,685
Corporate Bonds & Notes — 8.8%
Basic Materials — 0.3%
Chemicals — 0.3%
100,000	Air Products and Chemicals, Inc., Senior Unsecured Notes, 2.05%, 5/15/30(1)	104,960
230,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	244,105
150,000	FMC Corp., Senior Unsecured Notes, 3.45%, 10/1/29(1)	162,650
200,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	216,808
125,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.25%, 6/1/27(2)	109,734
		838,257
Communications — 0.9%
Advertising — 0.0%
100,000	Omnicom Group, Inc., Senior Unsecured Notes, 2.45%, 4/30/30(1)	102,032
Internet — 0.2%
150,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	205,457
175,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28	187,122
		392,579
Media — 0.3%
200,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	229,217

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
June 30, 2020 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 8.8% (Continued)
Media — 0.3% (Continued)
$200,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	$229,189
100,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	115,065
125,000	Walt Disney Co. (The), Guaranteed Notes, 2.65%, 1/13/31	132,457
		705,928
Telecommunications — 0.4%
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 2/15/27(1)	225,254
200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	230,799
250,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	311,413
125,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50(1)	148,848
		916,314
		2,116,853
Consumer, Cyclical — 0.4%
Auto Manufacturers — 0.1%
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	205,536
150,000	Toyota Motor Credit Corp. GMTN, Senior Unsecured Notes, 3.45%, 9/20/23(1)	163,042
		368,578
Auto Parts & Equipment — 0.1%
150,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24(1)	151,125
Home Builders — 0.1%
175,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23(1)	184,625
125,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	133,307
		317,932
Home Furnishings — 0.0%
100,000	Whirlpool Corp., Senior Unsecured Notes, 4.75%, 2/26/29	117,991
Retail — 0.1%
150,000	Costco Wholesale Corp., Senior Unsecured Notes, 1.75%, 4/20/32	151,990
		1,107,616
Principal Amount		Value
Consumer, Non-cyclical — 1.6%
Beverages — 0.4%
$125,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31	$156,629
175,000	Coca-Cola Femsa S.A.B. de C.V., Guaranteed Notes, 2.75%, 1/22/30(1)	185,119
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	196,768
175,000	Keurig Dr. Pepper, Inc., Guaranteed Notes, 3.20%, 5/1/30	194,684
125,000	PepsiCo, Inc., Senior Unsecured Notes, 2.88%, 10/15/49	135,341
		868,541
Biotechnology — 0.1%
150,000	Biogen, Inc., Senior Unsecured Notes, 2.25%, 5/1/30(1)	151,224
125,000	Gilead Sciences, Inc., Senior Unsecured Notes, 3.25%, 9/1/22	132,164
		283,388
Commercial Services — 0.1%
150,000	Global Payments, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	175,560
100,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26	108,673
		284,233
Healthcare Products — 0.2%
250,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	290,869
125,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26	141,940
		432,809
Healthcare Services — 0.4%
150,000	Anthem, Inc., Senior Unsecured Notes, 3.35%, 12/1/24(1)	164,700
200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25(1)	214,250
250,000	Humana, Inc., Senior Unsecured Notes, 3.13%, 8/15/29	270,777
125,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 2.80%, 6/30/31	131,137
150,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	196,780
		977,644

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
June 30, 2020 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 8.8% (Continued)
Household Products — 0.1%
$125,000	Clorox Co. (The), Senior Unsecured Notes, 3.05%, 9/15/22(1)	$131,562
125,000	Clorox Co. (The), Senior Unsecured Notes, 1.80%, 5/15/30(1)	126,127
		257,689
Pharmaceuticals — 0.3%
125,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26(2)	135,956
150,000	Bristol-Myers Squibb Co., Senior Unsecured Notes, 5.25%, 8/15/43(2)	220,726
100,000	Mylan N.V., Guaranteed Notes, 3.95%, 6/15/26	111,805
200,000	Zoetis, Inc., Senior Unsecured Notes, 3.25%, 2/1/23	211,085
		679,572
		3,783,876
Energy — 0.6%
Oil & Gas — 0.4%
100,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23	95,720
125,000	EOG Resources, Inc., Senior Unsecured Notes, 4.38%, 4/15/30(1)	149,130
150,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25(1)	151,206
250,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26	287,660
150,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25	134,250
150,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37(1)	199,473
		1,017,439
Pipelines — 0.2%
150,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	156,764
150,000	Spectra Energy Partners L.P., Guaranteed Notes, 4.75%, 3/15/24(1)	167,536
150,000	TransCanada PipeLines, Ltd., Senior Unsecured Notes, 4.88%, 5/15/48(1)	186,106
		510,406
		1,527,845
Principal Amount		Value
Financial — 3.2%
Banks — 1.8%
$200,000	Australia & New Zealand Banking Group, Ltd., Subordinated Notes, 4.50%, 3/19/24(2)	$217,178
175,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	176,286
150,000	Bank of Nova Scotia (The), Senior Unsecured Notes, 2.70%, 8/3/26(1)	164,054
200,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28(1)	222,034
250,000	Canadian Imperial Bank of Commerce, Senior Unsecured Notes, 2.25%, 1/28/25	260,851
141,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	187,048
200,000	Citigroup, Inc., Senior Unsecured Notes, 3-month LIBOR + 0.90%, 3.35%, 4/24/25(3)	216,096
200,000	Cooperatieve Rabobank UA MTN, Senior Unsecured Notes, 3.38%, 5/21/25	223,088
125,000	Credit Suisse AG, Senior Unsecured Notes, 2.95%, 4/9/25(1)	135,721
100,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24	109,130
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	145,586
125,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	139,412
200,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.88%, 1/14/22(1)	212,763
150,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.63%, 8/6/24	158,829
150,000	ING Groep N.V., Senior Unsecured Notes, 4.10%, 10/2/23(1)	164,355
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.20%, 1/25/23	531,593
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21	254,560
200,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24(1)	218,904
150,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	157,833

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
June 30, 2020 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 8.8% (Continued)
Banks — 1.8% (Continued)
$100,000	Royal Bank of Canada GMTN, Subordinated Notes, 4.65%, 1/27/26(1)	$116,438
250,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	256,348
		4,268,107
Diversified Financial Services — 0.3%
125,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	122,600
150,000	American Express Co., Senior Unsecured Notes, 3.13%, 5/20/26	166,247
100,000	BlackRock, Inc., Senior Unsecured Notes, 2.40%, 4/30/30(1)	107,874
150,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	164,033
100,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	107,783
100,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24(1)	106,220
		774,757
Insurance — 0.6%
125,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22(1)	134,919
100,000	Aon Corp., Guaranteed Notes, 3.75%, 5/2/29	114,497
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21(1)	259,414
250,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24(1)	271,782
175,000	PartnerRe Finance B LLC, Guaranteed Notes, 3.70%, 7/2/29	191,815
200,000	Principal Financial Group, Inc., Guaranteed Notes, 3.70%, 5/15/29(1)	227,547
125,000	Willis North America, Inc., Guaranteed Notes, 2.95%, 9/15/29	132,320
		1,332,294
REITS — 0.5%
150,000	American Tower Corp., Senior Unsecured Notes, 3.70%, 10/15/49(1)	163,119
125,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25(1)	139,420
Principal Amount		Value
REITS — 0.5% (Continued)
$100,000	Digital Realty Trust L.P., Guaranteed Notes, 3.60%, 7/1/29	$114,809
200,000	Duke Realty L.P., Senior Unsecured Notes, 4.00%, 9/15/28	234,734
125,000	Prologis L.P., Senior Unsecured Notes, 2.25%, 4/15/30	131,624
125,000	Sabra Health Care L.P., Guaranteed Notes, 3.90%, 10/15/29	113,625
225,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	251,457
150,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	181,496
		1,330,284
		7,705,442
Industrial — 0.7%
Aerospace/Defense — 0.2%
250,000	L3Harris Technologies, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	295,724
175,000	United Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28	206,130
		501,854
Building Materials — 0.1%
125,000	Owens Corning, Senior Unsecured Notes, 3.95%, 8/15/29	136,179
Electronics — 0.1%
100,000	Agilent Technologies, Inc., Senior Unsecured Notes, 2.10%, 6/4/30	102,475
100,000	Roper Technologies, Inc., Senior Unsecured Notes, 2.00%, 6/30/30	100,074
		202,549
Environmental Control — 0.0%
100,000	Waste Management, Inc., Guaranteed Notes, 3.20%, 6/15/26	102,465
Miscellaneous Manufacturers — 0.1%
125,000	3M Co., Senior Unsecured Notes, 2.38%, 8/26/29(1)	135,094
170,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	180,887
		315,981
Packaging & Containers — 0.1%
150,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28(1)	166,373
Transportation — 0.1%
250,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49(1)	274,935
		1,700,336

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
June 30, 2020 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 8.8% (Continued)
Technology — 0.6%
Computers — 0.0%
$100,000	HP, Inc., Senior Unsecured Notes, 3.00%, 6/17/27	$104,841
Semiconductors — 0.3%
150,000	Applied Materials, Inc., Senior Unsecured Notes, 1.75%, 6/1/30	153,304
225,000	KLA Corp., Senior Unsecured Notes, 4.10%, 3/15/29	265,531
125,000	Lam Research Corp., Senior Unsecured Notes, 4.00%, 3/15/29	148,556
125,000	Xilinx, Inc., Senior Unsecured Notes, 2.38%, 6/1/30	128,682
		696,073
Software — 0.3%
125,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	134,999
125,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	139,255
100,000	Electronic Arts, Inc., Senior Unsecured Notes, 4.80%, 3/1/26(1)	119,389
100,000	Fiserv, Inc., Senior Unsecured Notes, 3.50%, 7/1/29(1)	112,412
100,000	Intuit, Inc., 1.65%, 7/15/30	99,700
		605,755
		1,406,669
Utilities — 0.5%
Electric — 0.4%
100,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 2.95%, 3/1/30	106,227
200,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	246,896
150,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	172,884
175,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	191,683
125,000	Pinnacle West Capital Corp., Senior Unsecured Notes, 1.30%, 6/15/25	126,536
125,000	Sempra Energy, Senior Unsecured Notes, 4.00%, 2/1/48	137,977
		982,203
Gas — 0.1%
175,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	185,327
		1,167,530
Principal Amount		Value
Gas — 0.1% (Continued)
	Total Corporate Bonds & Notes (Cost $19,848,313)	$21,354,424
Foreign Government Obligations — 0.4%
$300,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	319,218
250,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	261,682
225,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27(1)	241,875
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24(1)	163,125
	Total Foreign Government Obligations (Cost $926,933)	985,900
Long-Term Municipal Securities — 0.8%
California — 0.0%
100,000	University of California, Taxable General Revenue Bonds, Series AC	119,363
District of Columbia — 0.1%
300,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds	338,346
Michigan — 0.1%
150,000	Lincoln Consolidated School District, General Obligation Limited Series B	163,491
New Mexico — 0.0%
100,000	New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare, Revenue Bonds Series B	119,157
New York — 0.2%
150,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1	181,386
125,000	City of New York, General Obligation Limited Series F, Subseries F3	138,046
150,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds	161,331
		480,763

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
June 30, 2020 (Unaudited)
Principal Amount		Value
Long-Term Municipal Securities — 0.8% (Continued)
North Dakota — 0.1%
$150,000	City of Fargo, North Dakota, Improvement Refunding Bonds, General Obligation Unlimited Series B	$150,274
Texas — 0.2%
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited	276,907
150,000	Texas A&M University Board, Revenue Bonds Series B	159,641
		436,548
Washington — 0.1%
125,000	Grant County Public Utility District No 2 Priest Rapids Hydroelectric Project, Revenue Bonds	131,573
	Total Long-Term Municipal Securities (Cost $1,828,967)	1,939,515
U.S. Government Agency Obligations — 4.3%
250,000	FHLB, 3.00%, 10/12/21	259,000
120,000	FHLB, 3.25%, 6/9/23	130,213
250,000	FHLB, 3.25%, 3/8/24	275,941
57,569	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	59,665
71,129	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	79,083
496,606	FHLMC Gold PC Pool #G08732, 3.00%, 11/1/46	525,742
85,138	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	89,486
128,221	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	135,027
161,570	FHLMC Gold PC Pool #Q23725, 4.00%, 12/1/43	177,501
79,615	FHLMC Pool #A96409, 3.50%, 1/1/41	86,091
273,657	FHLMC Pool #AG08748, 3.50%, 2/1/47	290,551
350,647	FHLMC Pool #SD8023, 2.50%, 11/1/49	365,418
80,077	FHLMC Pool #ZT1594, 4.00%, 1/1/49	84,765
250,000	FNMA, 2.38%, 1/19/23(1)	264,106
27,984	FNMA Pool #254733, 5.00%, 4/1/23	30,508
90,740	FNMA Pool #255667, 5.00%, 3/1/25	98,970
84,823	FNMA Pool #890236, 4.50%, 8/1/40	93,787
150,628	FNMA Pool #995245, 5.00%, 1/1/39	172,269
126,992	FNMA Pool #AA7720, 4.00%, 8/1/39	139,293
Principal Amount		Value
$54,493	FNMA Pool #AB1259, 5.00%, 7/1/40	$62,607
176,134	FNMA Pool #AB4449, 4.00%, 2/1/42	193,484
217,492	FNMA Pool #AB5472, 3.50%, 6/1/42	235,390
112,361	FNMA Pool #AB6286, 2.50%, 9/1/27	117,919
162,922	FNMA Pool #AB8144, 5.00%, 4/1/37	186,738
44,424	FNMA Pool #AD2351, 4.00%, 3/1/25	46,983
205,959	FNMA Pool #AD6374, 5.00%, 5/1/40	236,444
209,270	FNMA Pool #AH4865, 4.50%, 2/1/41	228,730
32,853	FNMA Pool #AH5434, 4.50%, 4/1/41	35,293
99,707	FNMA Pool #AH8932, 4.50%, 4/1/41	110,922
57,355	FNMA Pool #AI1019, 4.50%, 5/1/41	63,843
72,292	FNMA Pool #AI1105, 4.50%, 4/1/41	80,181
151,351	FNMA Pool #AI3052, 3.50%, 7/1/26	159,047
87,345	FNMA Pool #AJ6932, 3.00%, 11/1/26	91,938
170,614	FNMA Pool #AO2961, 4.00%, 5/1/42	187,420
694,674	FNMA Pool #AP1340, 3.50%, 7/1/42	749,023
172,062	FNMA Pool #AQ0287, 3.00%, 10/1/42	184,385
471,037	FNMA Pool #AS9459, 4.50%, 4/1/47	510,638
235,946	FNMA Pool #AT0969, 3.00%, 4/1/43	252,641
482,384	FNMA Pool #AT8849, 4.00%, 6/1/43	529,782
125,349	FNMA Pool #AU6043, 3.00%, 9/1/43	133,988
188,130	FNMA Pool #AU7025, 3.00%, 11/1/43	201,383
140,334	FNMA Pool #AU8070, 3.50%, 9/1/43	151,797
146,822	FNMA Pool #AU8846, 3.00%, 11/1/43	157,210
74,700	FNMA Pool #AY2728, 2.50%, 2/1/30	78,395
90,611	FNMA Pool #AY5005, 4.00%, 3/1/45	97,593
92,650	FNMA Pool #BD8211, 4.00%, 4/1/47	98,968

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
June 30, 2020 (Unaudited)
Principal Amount		Value
U.S. Government Agency Obligations — 4.3% (Continued)
$40,628	FNMA Pool #MA0799, 4.00%, 7/1/26	$43,066
171,614	FNMA Pool #MA3238, 3.50%, 1/1/48	181,015
180,339	FNMA Pool #MA3614, 3.50%, 3/1/49	189,515
69,902	GNMA, 3.00%, 4/16/39	73,185
206,071	GNMA II Pool #MA1090, 3.50%, 6/20/43	223,970
102,898	GNMA II Pool #MA1520, 3.00%, 12/20/43	110,106
41,690	GNMA II Pool #MA2445, 3.50%, 12/20/44	44,652
175,324	GNMA II Pool #MA5076, 3.00%, 3/20/48	186,027
441,686	GNMA Pool #4016, 5.50%, 8/20/37	508,420
122,511	GNMA Pool #650494, 5.50%, 1/15/36	140,932
74,602	GNMA Pool #MA1375, 3.50%, 10/20/43	80,731
	Total U.S. Government Agency Obligations (Cost $9,765,158)	10,321,777
U.S. Treasury Obligations — 3.7%
200,000	U.S. Treasury Bonds, 5.38%, 2/15/31(1)	297,203
980,000	U.S. Treasury Bonds, 4.50%, 5/15/38(1)	1,546,065
700,000	U.S. Treasury Bonds, 3.00%, 5/15/42	931,957
1,169,000	U.S. Treasury Bonds, 3.00%, 2/15/48	1,600,297
1,350,000	U.S. Treasury Notes, 0.25%, 4/15/23	1,352,848
160,000	U.S. Treasury Notes, 2.00%, 4/30/24	170,900
595,000	U.S. Treasury Notes, 2.25%, 11/15/24	646,853
200,000	U.S. Treasury Notes, 0.50%, 3/31/25	202,133
50,000	U.S. Treasury Notes, 2.63%, 12/31/25	56,187
350,000	U.S. Treasury Notes, 2.13%, 5/31/26	385,424
300,000	U.S. Treasury Notes, 2.88%, 5/15/28	354,047
1,200,000	U.S. Treasury Notes, 2.63%, 2/15/29	1,406,156
125,000	U.S. Treasury Notes, 1.75%, 11/15/29(1)	138,008
	Total U.S. Treasury Obligations (Cost $7,964,819)	9,088,078
Shares		Value
Short-Term Investments — 7.9%
Money Market Funds — 7.9%
13,638,404	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.116% (4)	13,638,404
Shares		Value
Money Market Funds — 7.9% (Continued)
5,595,669	State Street Navigator Securities Lending Government Money Market Portfolio (5)	$5,595,669
		19,234,073
Total Short-Term Investments (Cost $19,234,073)		19,234,073
Total Investments — 102.7% (Cost $121,437,465)		249,430,752
Excess Of Liabilities Over Cash And Other Assets — (2.7)%		(6,440,011)
Net Assets — 100.0%		242,990,741

*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2020, the market value of the securities on loan was $7,436,567.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(4)
Rate reflects 7 day yield as of June 30, 2020.

(5)
Securities with an aggregate market value of $7,436,567 were out on loan in exchange for $5,595,669 of cash collateral as of June 30, 2020. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(I) in the Notes to Financial Statements.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Freddie Mac Multifamily.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
June 30, 2020 (Unaudited)
The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2020 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$175,175,549	$—	$—	$175,175,549
Asset-Backed Securities	—	3,094,751	—	3,094,751
Commercial Mortgage-Backed Securities	—	8,236,685	—	8,236,685
Corporate Bonds & Notes*	—	21,354,424	—	21,354,424
Foreign Government Obligations	—	985,900	—	985,900
Long-Term Municipal Securities*	—	1,939,515	—	1,939,515
U.S. Government Agency Obligations	—	10,321,777	—	10,321,777
U.S. Treasury Obligations	—	9,088,078	—	9,088,078
Short-Term Investments	19,234,073	—	—	19,234,073
Total Investments in Securities	$194,409,622	$55,021,130	$—	$249,430,752

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Statement of Assets and Liabilities
 Statement of Operations

June 30, 2020 (unaudited)

ASSETS:
Investment securities, at value (Cost – $121,437,465) (securities on loan, at value, $7,436,567)	$249,430,752
Dividends and interest receivable	389,890
Prepaid expenses	6,467
Receivable for securities lending income	1,024
Receivable for capital shares sold	37
Total Assets	249,828,170
LIABILITIES:
Payable upon return of securities on loan (See Note 1I)	5,595,669
Payable for capital shares redeemed	977,724
Payable for securities purchased	22,464
Accrued expenses:
Advisory fee	94,815
Service and distribution plan fees	54,343
Directors’ fees and expenses	1,343
Other	91,071
Total Liabilities	6,837,429
Net Assets	$242,990,741
NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 11,054,140 shares)	$110,541
Additional paid-in capital	72,287,516
Total Distributable Earnings (Loss)	170,592,684
Net Assets	$242,990,741
Net Asset Value Per Outstanding Share ($242,990,741 ÷ 11,054,140 shares outstanding)	$21.98
For the Six Months Ended
June 30, 2020 (unaudited)

INVESTMENT INCOME:
Interest	$829,287
Dividends (net of foreign withholding tax of $7,488)	608,005
Securities lending income (Net)	6,512
Total Income	1,443,804
Expenses:
Advisory fees	559,933
Service and distribution plan fees	476,191
Custody and accounting fees	50,022
Auditing and legal fees	40,253
Directors’ fees and expenses	16,060
Fund administration fees	15,415
Compliance and tax service fees	9,318
Printing and postage fees	7,907
Insurance fees	6,082
Registration and filing fees	1,615
Other	10,850
Total Expenses Before Fees Waived (See Note 6)	1,193,646
Less: Service and Distribution Plan Fees Waived	(161,857)
Net Expenses	1,031,789
Net Investment Income	412,015
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	21,734,867
Foreign currency transactions	(669)
21,734,198
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(16,617,321)
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	5,116,877
Net Increase in Net Assets from Operations	$5,528,892

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Operations:
Net investment income	$412,015	$1,155,111
Net realized gain on investments and foreign currency	21,734,198	19,313,084
Change in net unrealized appreciation/(depreciation) on investments	(16,617,321)	38,987,048
Net increase in net assets from operations	5,528,892	59,455,243
Distributions to Shareholders from:
Distributable Earnings	—	(25,221,943)
Share Transactions:
Proceeds from sale of shares	1,224,819	1,755,916
Proceeds from reinvestment of distributions to shareholders	—	25,221,943
Cost of shares redeemed	(13,623,576)	(35,808,938)
Net decrease in net assets from fund share transactions	(12,398,757)	(8,831,079)
Total increase/(decrease) in net assets	(6,869,865)	25,402,221
NET ASSETS:
Beginning of period	249,860,606	224,458,385
End of period	$242,990,741	$249,860,606

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:
	Six Months Ended June 30, 2020 (unaudited)	Years Ended December 31,
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.47	$18.63	$21.08	$19.76	$20.87	$22.17
Income/(loss) from investment operations:
Net investment income	0.04(1)	0.11	0.14	0.14	0.12	0.14
Net gains/(losses) on securities (both realized and unrealized)	0.47	4.98	(0.03)	3.09	1.05	0.08
Total from investment operations	0.51	5.09	0.11	3.23	1.17	0.22
Less distributions:
Dividends from net investment income	—	(0.15)	(0.16)	(0.12)	(0.13)	(0.16)
Distributions from net realized gains	—	(2.10)	(2.40)	(1.79)	(2.15)	(1.36)
Total distributions	—	(2.25)	(2.56)	(1.91)	(2.28)	(1.52)
Net asset value, end of period	$21.98	$21.47	$18.63	$21.08	$19.76	$20.87
Total return*	2.38%(2)	27.71%(3)	0.05%	16.88%	5.51%	0.88%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$242,991	$249,861	$224,458	$257,175	$254,836	$270,980
Ratio of gross expenses to average net assets(4)	1.00%(5)	1.01%	1.03%	1.02%	1.05%	1.04%
Ratio of net expenses to average net assets(6)	0.87%(5)	0.88%	0.89%	0.89%	0.92%	0.90%
Ratio of net investment income to average net assets	0.35%(5)	0.47%	0.63%	0.63%	0.54%	0.53%
Portfolio turnover rate	11%(2)	6%	22%	7%	10%	6%

*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Not annualized.

(3)
The total return includes adjustments to the net asset value required by generally accepted accounting principles.

(4)
Ratio reflects expenses grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor.

(5)
Annualized.

(6)
Ratio reflects expenses net of the waiver of a portion of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements

June 30, 2020 (unaudited)

1.
Significant Accounting Policies

Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements (Continued)

June 30, 2020 (unaudited)

(B) Fair Value Measurements:   The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2020, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Securities Transactions and Distributions:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of the inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.
The Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements (Continued)

June 30, 2020 (unaudited)

(E) Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(F) Representations and Indemnifications:   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(G) Accounting for Real Estate Investment Trusts:   The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.
(H) Foreign Taxes:   The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(I) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. The Fund is protected by State Street in the event of counter-party default (the Fund accepts a smaller rebate for this protection). Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds’ collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements (Continued)

June 30, 2020 (unaudited)

their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
As of June 30, 2020, the Fund was not invested in joint repurchase agreements.
As of June 30, 2020, the Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
$7,436,567	$7,558,361	$7,590,671

*
The Fund received cash collateral of $5,595,669, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, the Fund received non-cash collateral of $1,962,692, in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities as of June 30, 2020.
	Remaining Contractual Maturity of the Agreements As of June 30, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$4,761,860	$—	$—	$—	$4,761,860
U.S. Treasury Obligations	564,109				564,109
U.S. Government Agency Obligations	269,700				269,700
Total Borrowings	$5,595,669	$—	$—	$—	$5,595,669
Gross amount of recognized liabilities for securities lending transactions					$5,595,669
(J) Other Risks:   An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in late 2019 and has been declared a pandemic by the World Health Organization. The impact of COVID-19 could be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. This may impact liquidity in the marketplace, which in turn may affect a fund’s ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a fund from executing advantageous investment decisions in a timely manner and negatively impact a fund’s ability to achieve its investment objective.
(K) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Investment Risks:

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements (Continued)

June 30, 2020 (unaudited)

payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.
Capital Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:
	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Shares sold	59,217	82,382
Shares issued to shareholders in reinvestment of dividends and distributions	—	1,211,428
Shares redeemed	(645,138)	(1,699,388)
Net decrease	(585,921)	(405,578)

4.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments for the period ended June 30, 2020, were as follows:
Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
$18,934,178	$38,468,204	$6,739,109	$7,056,978

5.
Income Taxes

At June 30, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments
$121,437,465	$129,082,859	$(1,089,572)	$127,993,287
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals
$1,313,514	$19,143,446	$—	$144,606,832	$—	$—

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements (Continued)

June 30, 2020 (unaudited)

The tax composition of distributions to shareholders for the years ended December 31, 2019 and December 31, 2018 were as follows:
	2019	2018
Ordinary income	$1,634,948	$1,771,761
Long-term capital gain	23,586,995	27,011,551
	$25,221,943	$28,783,312

6.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

For providing advisory services to the Fund and managing Fund’s investments for the period ended June 30, 2020, the Adviser was paid a fee at an annual rate of 0.47% of the Fund’s average daily net assets. The investment advisory agreement between the Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate equal to 0.50% of Fund’s average daily net assets. Effective May 1, 2018, the advisory fee was reduced following the unbundling of fee from amounts payable for administration and fund accounting services. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with the Fund. An advisory fee of $559,933 was paid or payable to the Adviser for the period ended June 30, 2020.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the period ended June 30, 2020, fees amounting to $476,191, before fee waivers, were accrued under the Plan. On August 1, 2015, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee under the Plan by 0.13%. For the period ended June 30, 2020, the fees waived amounted to $161,857. The Distributor has no right to recoup previously waived amounts.
The Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets or another equitable method.

Semi-Annual Report
FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST, A SERIES OF THE
VALUE LINE FUNDS VARIABLE TRUST
The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees, including a majority of Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of the Value Line Funds Variable Trust (the “Trust”) to annually consider the continuance of the investment advisory agreement (the “Agreement”) between EULAV Asset Management (the “Adviser”) and the Value Line Strategic Asset Management Trust (the “Fund”), a series of the Trust.
As part of the process in considering the continuance of the Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Trustees met in executive sessions separately from the non-Independent Trustee of the Trust and any officers of the Adviser. In considering the continuance of the Agreement, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and representatives of Broadridge Financial Solutions, Inc., an independent mutual fund board consulting service.
Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Trustees, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Broadridge Financial Solutions, Inc. utilizing the classification system of Morningstar, Inc., an independent evaluation service (together, “Broadridge/Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Broadridge/Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which were effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Trustees reviewed information for the Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying the Fund within a Category, Broadridge/Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Broadridge/Morningstar’s methodology with the objective to permit meaningful comparisons. Broadridge/Morningstar classified the Fund within its Allocation -70% to 85% Equity category and also included insurance funds classified within its Allocation -85%+ Equity category in the Fund’s custom Category to permit more robust comparisons.
In preparing a Peer Group for the Fund, Broadridge/Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying the Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. To generate a more appropriate Peer Group, Broadridge/Morningstar included insurance funds classified within its Allocation -50% to 70% Equity category as well as insurance funds from the Fund’s native Allocation -70% to 85% Equity category. Generally, the final

Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Broadridge/Morningstar prepared the Peer Group for the Fund consisting of 11 other retail insurance funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Trustees also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) the Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Broadridge/Morningstar the description of the methodology used by Broadridge/Morningstar to determine the Fund’s Peer Group and Category and the results of the statistical information prepared by Broadridge/Morningstar. The Board observed that there is a range of insurance companies from which persons may purchase variable insurance products as well as investment options available to prospective shareholders of the Fund, including other mutual funds underlying their variable insurance product, and that the Fund’s shareholders have chosen to invest in the Fund as well as to purchase the variable insurance product in which the Fund is an investment option from their insurance company.
The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, each Trustee may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed the Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index, including considering as appropriate their respective relative risk profiles. The Board noted that the Fund outperformed the Peer Group and Category medians, but not the benchmark index, for the one-year period ended April 30, 2020. The Board also noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the three-year, five-year and ten-year periods ended April 30, 2020.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs, and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board also considered the Adviser’s implementation of, and continued operations under, its business continuity plan in response to the COVID-19 Pandemic, including not only the Adviser’s operations but the Adviser’s oversight of other Fund service providers who also implemented and are operating under their business continuity plans. The Board concluded that the Fund’s management team and the Adviser’s overall resources (including human resources, financial capital and liquidity) were adequate, and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement, including while operating remotely under the Adviser’s business continuity plan.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under the Fund’s Agreement relative to the advisory fee rate applicable to the funds in the Peer Group and Category before applicable fee waivers. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was less than the advisory fee rate of the Peer Group and Category medians. The Board concluded that the Fund’s fee rate for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of the Agreement.
Expenses.   The Board also considered the Fund’s total expense ratio relative to its Peer Group and Category for the most recent fiscal year for which audited financial data is available. The Board noted that the Fund’s expense ratio was the same as that of the Peer Group and Category medians before, but less than that of the Peer Group and Category medians after, giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category. The Distributor and the Board agreed to extend the Distributor’s contractual waiver of a portion of the Fund’s Rule 12b-1 fees which is projected to effectively reduce the Fund’s Rule 12b-1 fee rate from 0.40% to an amount equal to 0.27% of the

Fund’s average daily net assets through June 30, 2021. The waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program and treasury function. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers, including the Adviser’s recent request for proposal for transfer agency services that resulted in favorable fee concessions by the transfer agent for the Value Line fund family. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during the current and prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management, sub-transfer agency and/or Rule 12b-1 fees for certain funds, the Fund’s policy prohibiting the Adviser’s use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.
Economies of Scale.   The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Fund.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue the Agreement.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filing of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Item 2.    Code of Ethics

Not applicable.

Item 3.    Audit Committee Financial Expert

Not applicable.

Item 4.    Principal Accountant Fees and Services

Not applicable.

Item 5.    Audit Committee of Listed Registrants

Not Applicable.

Item 6.    Investments

Not Applicable

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable

Item 13. Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By          _________________________________

Mitchell E. Appel, President

Date:     __________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          ____________________________________________

 Mitchell E. Appel, President, Principal Executive Officer

By:          ________________________________________________

 Christopher W. Roleke, Treasurer, Principal Financial Officer

Date:______________